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                                                                  Exhibit #23(a)



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We consent to the incorporation by reference in the Registration Statement No. 333-69425 of Stearns & Lehman, Inc. on Form S-8 of our report dated June 22, 2001, except for Note 15, as to which the date is June 29, 2001, appearing in this Annual Report on form 10-KSB of Stearns & Lehman, Inc. for the year ended April 30, 2001.



 /s/ Deloitte & Touche LLP

Cleveland, Ohio
July 26, 2001